United States
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) November 18, 1998


                         Canada Southern Petroleum Ltd.
             (Exact Name of registrant as specified in its charter)


    Nova Scotia, Canada                  1-3793                  98-0085412
(State or other jurisdiction           (Commission              (IRS Employer
    of incorporation)                 File Number)           Identification No.)


            Suite 1410, One Palliser Square, 125 Ninth Avenue, S.E.,
                        Calgary, Alberta, Canada T2P 1G2
                    (Address of principal executive offices)


        Registrant's telephone number, including area code (403) 269-7741


                                 Not Applicable
         (Former name or former address, if changed since last report.)



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                                    FORM 8-K

                         CANADA SOUTHERN PETROLEUM LTD.





Item 5.   Other Events

          On November 25, 1998, the Company reported that it had sold its heavy oil properties in Alberta for $2.2 million. In addition, the Company also reported that it completed the sale of its British Columbia properties for $3.6 million. The Company reported that it will record an estimated total gain of $1.3 million on the transactions.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  CANADA SOUTHERN PETROLEUM LTD.
                                                            (Registrant)



                                                  By  /s/ M. A. Ashton
                                                          M. A. Ashton
                                                          President


Date:  November 25, 1998